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                                                                   Exhibit 10.5


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is made this 26th day of July, 1996 by RIVER OAKS FURNITURE, INC., a Mississippi corporation (the "Parent"), R.O. WEST, INC., a Mississippi corporation ("R.O.West"), R.O. EAST, INC., a Mississippi corporation ("R.O. East"), and GAINES MANUFACTURING COMPANY, a Tennessee corporation ("Gaines") (each a "Grantor" and collectively the "Grantors") in favor of BNY FINANCIAL CORPORATION, a corporation organized under the laws of the State of New York ("BNY"), as Agent (the "Agent") for BNY, as factor under the Factoring Agreement (as defined below), and each of the lenders now or hereafter party to the Credit Agreement (as defined below) (the "Lenders" and collectively with BNY, the "Secured Parties"). All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.


                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed to provide the Grantors certain term loan and revolving credit facilities pursuant to the terms of that certain Credit Agreement among the Grantors, the Agent and the Lenders dated as of July 26, 1996 (as from time to time amended, supplemented or replaced, the "Credit Agreement");

         WHEREAS, the Grantors will directly and materially benefit from the credit facilities provided under the Credit Agreement and the making of loans and advances thereunder as contemplated thereby; and

         WHEREAS, the Grantors and BNY individually have entered into that certain Factoring Agreement dated as of the date hereof (the "Factoring Agreement") pursuant to which BNY has agreed to purchase certain accounts receivable of the Grantors;

         WHEREAS, as collateral security for payment and performance of its Obligations under the Credit Agreement, and all indebtedness and obligations under the Factoring Documents, each Grantor is willing to grant to the Agent for the benefit of the Secured Parties a security interest in the assets described herein; and

         WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents and the Factoring Documents unless the Grantors enter into this Agreement;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and the Factoring Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. As collateral security for the payment and satisfaction of all obligations and liabilities of each Grantor under the Loan Documents and the Factoring



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Documents (collectively, the "Secured Obligations"), each Grantor hereby pledges and collaterally assigns to the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a continuing first priority security interest in and to all of the following property of such Grantor, whether now owned or existing or hereafter acquired or arising and wheresoever located:

                 (a) All accounts, accounts receivable, contracts, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations at any time owing to each Grantor arising out of goods sold or leased or for services rendered by such Grantor, the proceeds thereof and all of such Grantor's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Accounts");

                 (b) All inventory of each Grantor, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

                 (c) All goods of each Grantor, including without limitation, all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description now or hereafter owned by a Grantor or in which such Grantor may have or may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment");

                 (d) All general intangibles of each Grantor in which a Grantor now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and


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         intellectual property of every kind and nature (collectively referred to hereinafter as "General Intangibles");

                 (e) All rights now or hereafter accruing to each Grantor under contracts, leases, agreements or other instruments to perform services, to hold and use land and facilities, and to enforce all rights thereunder (collectively referred to hereinafter as "Contract Rights");

                 (f) all partnership interests, membership interests and all other equity interests now or hereafter owned, of record or beneficially, by the Grantor in any partnership, limited liability partnership, limited liability company or other entity, other than a corporation, in which an ownership interest can be created (the "Equity Interests");

                 (g) all cash, securities, rights (including without limitation any and all options, warrants or other rights to subscribe to or acquire additional Equity Interests), and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Equity Interests; and

                 (h) all other property hereafter delivered to the Grantor in substitution for or in addition to any of the foregoing and all certificates and instruments representing or evidencing any Equity Interests or such other property.

                 (i) All books and records relating to any of the Collateral (as hereinafter defined) (including without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of each Grantor pertaining to any of the foregoing); and

                 (j) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral (as hereinafter defined).

         All of the property and interests in property described in subsections
(a) through (g) and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral."

         2. FINANCING STATEMENTS. At the time of execution of this Agreement, each Grantor shall have furnished the Agent with properly executed financing statements and assignments as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located, prepared and approved by the Agent in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Agent for the benefit of the Secured Parties shall have a duly perfected security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject only to Permitted Liens. Each Grantor shall execute as reasonably required





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by the Agent any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

         3. MAINTENANCE OF SECURITY INTEREST. Each Grantor will, from time to time, upon the request of the Agent, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Agent may reasonably request to carry out the terms of this Agreement or to protect or enforce the Agent's security interest on behalf of the Secured Parties in the Collateral.

         With respect to any and all Collateral to be secured and conveyed under this Agreement, each Grantor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Secured Parties, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Secured Parties.

         Each Grantor agrees to make appropriate entries upon its financial statements and books and records disclosing the Secured Parties' security interest granted hereunder.

         4. RECEIPT OF PAYMENT. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral consisting of monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Agent on behalf of the Secured Parties, and as the property of the Agent on behalf of the Secured Parties, separate from the funds of such Grantor, and no later than the first Business Day following the receipt thereof, such Grantor shall cause the same to be forwarded to the Agent for its custody and possession on behalf of the Agent on behalf of the Secured Parties as additional Collateral.

         5. COLLECTIONS; AGENT'S RIGHT TO NOTIFY ACCOUNT DEBTORS AND TO ENDORSE A GRANTOR'S NAME. Each Grantor hereby authorizes the Agent, on behalf of the Secured Parties, at all times after the occurrence and during the continuation of an Event of Default (a) to open such Grantor's mail and collect any and all amounts due to such Grantor from Persons obligated on any Accounts ("Account Debtors"); (b) to take over such Grantor's post office boxes or make other arrangements as the Agent deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Agent may designate; and
(c) to notify any or all Account Debtors that the Accounts have been assigned to the Secured Parties and that Agent has a security interest therein for the benefit of the Secured Parties (provided that the Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government). Each Grantor at all times after the occurrence and during the continuation of an Acceleration Event (as hereinafter defined) irrevocably makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose) as such Grantor's true and lawful attorney (and agent-in-fact) to endorse such Grantor's name on any checks, notes, drafts or any other payment





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relating to and/or proceeds of the Collateral which comes into the Agent's possession or Agent's control, and deposit the same to the account of the Agent on account of the Secured Obligations. The Agent shall promptly furnish each Grantor with a copy of any such notice sent with respect to Accounts of such Grantor pursuant to clause (c) of this Section 5 and each Grantor hereby agrees that any such notice, in the Agent's sole discretion, may be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Agent. For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         6. COVENANTS. Each Grantor covenants with the Agent that from and after the date of this Agreement until termination hereof in accordance with Section 24 hereof:

                 (a) ASSIGNMENTS, RECORDS AND SCHEDULES OF ACCOUNTS. If requested by the Agent, each Grantor shall furnish the Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Agent shall request. No Grantor shall remove any Account Records or Account Documents or change its chief executive offices from the locations set forth in Exhibit A hereto without 30 days prior written notice to the Agent as provided in Section 18 hereof and delivery to the Agent of duly executed financing statements sufficient to perfect the security interest of the Agent for the benefit of the Secured Parties.

                 (b) SAFEKEEPING OF INVENTORY. Each Grantor shall be responsible for the safekeeping of its Inventory, and, subject to
         Section 14 hereof, in no event shall the Agent have any responsibility for:

                            (i)   Any loss or damage to Inventory or
                 destruction thereof occurring or arising in any manner or fashion from any cause;

                           (ii)   Any diminution in the value of Inventory; or

                          (iii)   Any act or default of any carrier,
                 warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling Inventory.

                 (c) RECORDS AND SCHEDULES OF INVENTORY. Each Grantor shall keep correct and accurate records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the weekly withdrawals therefrom and additions thereto, and shall furnish to the Agent from time to time at reasonable intervals designated by the Agent, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its weekly





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         inventory records.  Each Grantor shall conduct a physical inventory, no less than annually, and shall furnish to the Agent such other documents and reports as the Agent shall reasonably request with respect to the Inventory. Except as permitted under Section 9 hereof, no Grantor shall, other than in the ordinary course of business in connection with its sale, remove any material amount of Inventory from the locations set forth on Exhibit B hereto to a location not also set forth on Exhibit B hereto, each of such locations being owned by a Grantor unless otherwise indicated, without 30 days prior written notice to the Agent as provided in Section 18 hereof and delivery to the Agent of duly executed financing statements sufficient to perfect the security interest of the Agent for the benefit of the Secured Parties.

                 (d) RETURNS OF INVENTORY. If any individual Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $10,000 in the aggregate on any Account or Accounts of such Account Debtor, such Grantor shall notify the Agent of the same as soon as practicable.

                 (e) EVIDENCE OF OWNERSHIP OF EQUIPMENT. The Grantors, as soon as practicable following a request therefor by the Agent, shall deliver to the Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                 (f) RECORDS AND SCHEDULES OF EQUIPMENT. The Grantors shall maintain accurate, itemized records itemizing and describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter. Except as permitted by subsection (g) below and except for temporary removals to effect maintenance or repair, no Grantor shall remove any material portion of the Equipment from the locations set forth in Exhibit C hereto to a location not also set forth on Exhibit C hereto without at least 30 days' prior written notice to the Agent as provided in
         Section 18 hereof and delivery to the Agent of duly executed financing statements sufficient to perfect the security interest of the Agent for the benefit of the Secured Parties.

                 (g) SALE OR MORTGAGE OF EQUIPMENT. Except as permitted by the Credit Agreement prior to the occurrence and continuance of an Event of Default, no Grantor shall sell, exchange, lease, mortgage, encumber, pledge or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of the Agent.

                 (h) MAINTENANCE OF EQUIPMENT. Each Grantor shall keep and maintain its Equipment in good operating condition and repair, ordinary wear and tear excepted. Except with respect to Equipment located at the manufacturing facilities of River Oaks in New Albany and Belden, Mississippi, no Grantor shall permit any Equipment to become





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         a fixture to real property (unless such Grantor has granted the Agent for the benefit of the Secured Parties a lien on such real property) or accessions to other personal property.

                 (i) EVIDENCE OF EQUITY INTERESTS. Each Pledgor covenants with the Lenders that it shall at all times cause all partnership interests owned by it to be and remain uncertificated, and in the event, notwithstanding the foregoing, that such partnership interests or any other Equity Interests are certificated, to deliver such certificates promptly to the Agent together with such instruments of assignment and transfer duly executed in blank by such Grantor as the Agent shall request.

                 (j) REGISTRATION OF SECURITY INTEREST IN EQUITY INTERESTS. Upon the creation or acquisition of any Equity Interest, each Grantor shall take all actions and deliver all documents requested by the Agent to register the interests of the Agent for the benefit of the Lenders and BNY in such Equity Interest and shall take whatever other actions and deliver such documents as the Agent shall deem necessary to perfect its security interest therein.

         7. WARRANTIES AND REPRESENTATIONS REGARDING COLLATERAL GENERALLY. Each Grantor warrants and represents that it is and, except as permitted by the Credit Agreement, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens, claims, encumbrances and security interests other than the security interest in favor of the Secured Parties hereunder and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Agent or the Secured Parties.

         8. ACCOUNT WARRANTIES AND REPRESENTATIONS. With respect to its Accounts, each Grantor warrants and represents to the Agent and the Secured Parties that they may rely on all statements or representations made by such Grantor on or with respect to any Schedule of Accounts prepared and delivered by it and that all Account Records and Account Documents are located and shall be kept only at such Grantor's locations as set forth on Exhibit A attached hereto and incorporated herein by reference, provided that any Account Documents and Account Records may be relocated to any other location set forth on such Exhibit A, or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation as provided in Section 18 hereof and delivery to the Agent of duly executed financing statements sufficient to perfect the security interest of the Agent for the benefit of the Secured Parties, and, unless otherwise indicated in writing by such Grantor, that:

                 (a) They are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document;





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                 (b)      They cover bona fide sales and deliveries of
         Inventory usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business or as permitted by the Credit Agreement;

                 (c) The amounts of the face value shown on any Schedule of Accounts provided to the Agent and/or all invoices and statements delivered to the Agent, with respect to any Account, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $10,000 in the aggregate, or greater than $10,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto; provided that the Accounts of Rhodes, Inc. may be billed at 105% of the actual cost to Rhodes, it being understood that this billing practice shall not be subject to the restrictions set forth in this subsection (c);

                 (d) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, and on all contracts, invoices and statements delivered to the Agent, with respect thereto;

                 (e) The goods or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Agent for the benefit of the Secured Parties and those removed or terminated prior to the date hereof and Permitted Liens;

                 (f) Its Accounts have not been pledged to any Person other than to the Secured Parties under this Agreement and will be owned by such Grantor free and clear of any Liens, claims, encumbrances or security interests except Permitted Liens;

                 (g) The Secured Parties' security interest therein will not be subject to any offset, deduction, counterclaim, Lien or other adverse condition, other than Permitted Liens; and

                 (h) The location of its chief executive office and any state in which it (i) has a place of business in only one county of such state or (ii) resides in such state (within the meaning of the applicable Uniform Commercial Code) but does not have any place of business in such state, is set forth on Exhibit A attached hereto and incorporated herein





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         by reference and each Grantor shall deliver to the Agent not less than
         30 days written notice prior to any change of such location or status of places of business or residency.

         9. INVENTORY WARRANTIES AND REPRESENTATIONS. With respect to its Inventory, each Grantor warrants and represents to the Secured Parties that (a) they may rely on all statements or representations made by such Grantor on or with respect to any Inventory, (b) all Inventory, other than Inventory consisting of samples utilized by salespeople or showrooms or otherwise having a reasonable value of less than $250,000 in the aggregate for all location, is located and shall be kept only at such Grantor's locations as set forth on Exhibit B attached hereto and incorporated herein by reference, provided that any Inventory may be relocated to any other location set forth on such Exhibit B, or is Inventory in transit or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation and has provided to the Agent executed financing statements for such location sufficient to perfect the security interest of the Agent for the benefit of the Secured Parties, and (c) unless otherwise indicated in writing by such Grantor, that:

                 (i) None of its Inventory is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent for the benefit of the Secured Parties hereunder and Permitted Liens;

                 (ii) No Inventory of such Grantor that would reasonably be likely, in the aggregate, to be of material economic value is now, and shall not at any time or times hereafter be, stored with a bailee, warehouseman, or similar party without the Agent's prior written consent and, if the Agent gives such consent, such Grantor will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to the Agent, in form and substance reasonably acceptable to the Agent, warehouse receipts therefor in the Agent's name and take such other action and be party to such document as deemed necessary or prudent by the Agent to maintain the security interest of the Agent for the benefit of the Secured Parties in such Inventory;

                 (iii)       No Inventory is under consignment to any Person;
         and

                 (iv) No Inventory of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessor is set forth on Exhibit B hereto and such lessor waives its rights with respect to such Inventory in form and substance acceptable to the Agent.

         10. EQUIPMENT REPRESENTATIONS AND WARRANTIES. With respect to its Equipment, each Grantor warrants and represents to the Agent and the Secured Parties that they may rely on all statements or representations made by such Grantor on or with respect to any Equipment and that, except as permitted under
Section 6(j) hereof, all Equipment is located and shall be kept only at such Grantor's locations set forth in Exhibit C hereto or at such other locations as to which such Grantor has notified the Agent in writing not less than 30 days prior to such relocation and has





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provided to the Agent executed financing statements for such location sufficient to perfect the security interest of the Secured Parties and, unless otherwise indicated in writing by such Grantor, that:

                 (a) None of its Equipment is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent for the benefit of the Secured Parties hereunder and Permitted Liens;

                 (b) No Equipment of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessor is set forth on Exhibit C hereto and such lessor waives its rights with respect to such Equipment in form and substance acceptable to the Agent.


         11. EVENTS OF DEFAULT. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of Default: (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing; or (b) any covenant made by a Grantor herein is breached, violated, or not complied with and not cured within 30 days after notice thereof from any of the Agent or the Secured Parties.

         12. RIGHTS AND REMEDIES UPON ACCELERATION EVENT. Upon and after an Acceleration Event, the Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Agreement, all of which may be exercised with or without notice to a Grantor:

                 (a) All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Factoring Documents or any other Loan Document;

                 (b) The right to foreclose the Liens and security instruments created under this Agreement by any available judicial procedure or without judicial process;

                 (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order effectively to collect or liquidate the Collateral, and/or (ii) require such Grantor to assemble the





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         Collateral and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties;

                 (d)         The right to (i) demand payment of the Accounts;
         (ii) enforce payment of the Accounts, by legal proceedings or otherwise; (iii) exercise all of a Grantor's rights and remedies with respect to the collection of the Accounts; (iv) settle, adjust, compromise, extend or renew the Accounts; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable; (vii) discharge and release the Accounts; (viii) take control, in any manner, of any item of payment or proceeds referred to in Section 4 above; (ix) prepare, file and sign a Grantor's name on a Proof of Claim in bankruptcy or similar document against any Account Debtor; (x) prepare, file and sign a Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; (xi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory; (xii) use a Grantor's stationery for verifications of the Accounts and notices thereof to Account Debtors; (xiii) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; and (xiv) do all acts and things and execute all documents necessary, in Agent's sole discretion, to collect the Accounts; and

                 (e) The right to sell, assign, lease or to otherwise dispose of all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Agent, in its sole discretion, may deem advisable. The Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and a Grantor's rights under any license and any franchise agreement shall inure to the Agent's benefit. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Agent shall have the right, but shall not be obligated to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Agent shall deem appropriate, but the Agent shall have the right to sell or dispose of the Collateral without such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein seven (7) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the Uniform Commercial Code).
         Each Grantor shall be liable to the Agent and shall pay to the Agent on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. The Agent shall remit to such Grantor or other Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 24 hereof.

         13. ANTI-MARSHALLING PROVISIONS. The right is hereby given by each Grantor to the Agent on behalf of the Secured Parties to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Grantor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the account of the Secured Parties, in the manner herein provided. Each Grantor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         14. APPOINTMENT OF AGENT AS A GRANTOR'S LAWFUL ATTORNEY. Without limitation of any other provision of this Agreement, upon and after an Acceleration Event, each Grantor irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as such Grantor's true and lawful attorney (and agent-in-fact) to take all actions and to do all things required to be taken or done by such Grantor under this Agreement. All acts of the Agent or its designee taken pursuant to this Section 14 are hereby ratified and confirmed and the Agent or its designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than as a result of its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable by such Grantor until this Agreement has been terminated in accordance with Section 24 hereof.

         15. RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Agent set forth in this Agreement is not intended to be exhaustive and the exercise by the Agent or any Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between a Grantor and the Agent or any Secured Party or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Agent or any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. No course of dealing between a Grantor and the Agent or the Agent's agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. The Agent shall not have any liability for any error, omission or delay of any kind occurring in the handling or liquidation of the Collateral or for any damages resulting therefrom, other than as a result of its gross negligence or willful misconduct.

         16. SUPPLEMENTAL DOCUMENTATION. At the Agent's request, each Grantor shall execute and deliver to the Agent, at any time or times hereafter, all documents, instruments and other written matter that the Agent may reasonably request to perfect and maintain perfected the Agent's security interest for the benefit of the Secured Parties in the Collateral, in form and substance acceptable to the Agent, and pay all charges, expenses and fees the Agent may reasonably incur in filing any of such documents, and all taxes relating thereto. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Agent in any filing office.

         17. WAIVERS. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Agent unless expressly required by this Agreement.

         18. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

                 (a)         if to any Grantor:

                             c/o River Oaks Furniture, Inc.
                             3350 McDonough Boulevard
                             Belden, Mississippi  38826
                             Attn:  Mr. Johnny Walker
                             Telephone: (601) 891-4550
                             Telefacsimile: (601) 891-4559

                             with a copy to:

                             Waller, Lansden, Dortch & Davis, PLLC
                             Nashville City Center
                             511 Union Street, Suite 2100
                             Nashville, Tennessee 38219-8966
                             Attn: Ralph W. Davis
                             Telephone: (615) 244-6380
                             Telefacsimile: (615) 244-6804

                 (b)         if to the Agent or any Secured Party:

                             BNY Financial Corporation
                             1290 Avenue of the Americas
                             New York, New York  10104
                             Attention:  Frank Imperato
                             Telephone:    (212) 408-7026
                             Telefacsimile: (212) 408-7111

                             with a copy to:

                             BNY Financial Corporation
                             2810 Interstate Tower
                             121 West Trade Street
                             Charlotte, North Carolina 28202-5394
                             Attention:  Mr. Timothy E. Tysinger
                             Telephone:    (704) 342-5360
                             Telefacsimile: (704) 342-5353
or to such other address as each party may designate for itself by like notice given in accordance with this Section 18.

         19. DEFINITIONS. All terms used herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

         20. ENTIRE AGREEMENT. This Agreement, together with the Credit Agreement, the Factoring Documents and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

         21. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor, and the right, remedies, powers, and privileges of the Agent hereunder shall inure to the benefit of the successors and assigns of the Agent; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Agent.

         23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         24. TERMINATION; RELEASE. On the date when all of the Secured Obligations have been paid in full and the Credit Agreement has been terminated, this Agreement and all obligations of each Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the Liens created by this Agreement and all rights to such Collateral shall automatically revert to such Grantor. Notwithstanding the immediately preceding sentence, upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         25. APPOINTMENT OF AGENT. BNY, as factor under the Factoring Agreement, hereby irrevocably designates and appoints BNY Financial Corporation, in its capacity as agent under the Credit Agreement, as its agent under this Agreement, and hereby irrevocably authorizes BNY Financial Corporation, as its agent, to take any action on its behalf under this Agreement and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement as are reasonably incidental thereto.

         26.  GOVERNING LAW.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                 (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 18 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                 (d) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                 (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT

         OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


                        [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.


                                    GRANTORS:

                                    RIVER OAKS FURNITURE, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    R.O. WEST, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    R.O. EAST, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    GAINES MANUFACTURING COMPANY


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------





                               SECURITY AGREEMENT

                             Signature Page 1 of 2

                                    AGENT:

                                    BNY FINANCIAL CORPORATION, as Agent for the
                                    Lenders

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------





                               SECURITY AGREEMENT

                             Signature Page 2 of 2